Summary Prospectus

October 1, 2026

NEOS Silver High Income ETF (SLVI)

a series NEOS ETF Trust

Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.neosfunds.com. You can also get this information at no cost by calling (866) 498-5677 or by sending an e-mail request to ETFInquiries@neosinvestments.com. The current prospectus and statement of additional information, dated October 1, 2026, as supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts, and bid-ask spreads can be found at www.neosfunds.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — NEOS Silver High Income ETF

Investment Objective

The NEOS Silver High Income ETF (the “Fund”) seeks to generate high monthly income with the potential for appreciation based on exposure to exchange-traded products (“ETPs”) that have direct exposure to silver.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.78%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.78%

(1)	“Other expenses” are estimated for the Fund’s initial fiscal year. The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

(2)	Acquired Fund Fees and Expenses, which are estimated for the initial fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$80
3	$249

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. The Fund’s portfolio turnover rate is only shown once the Fund has completed its first fiscal period of operations.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective through the combination of the following:

(i)	seeking to track the price of silver by investing up to 25% of the Fund’s assets in exchange-traded Silver ETPs (the “Silver ETPs”) primarily through a controlled foreign corporation;

(ii)	seeking to track the price of silver through a synthetic options strategy through the combination of purchasing call options and selling (writing) put options on Silver ETPs; and

(iii)	providing high monthly income by utilizing a call options strategy, which primarily consists of selling (writing) call options on one or more Silver ETPs.

The Fund also earns income from collateral, in the form of U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury, it maintains in connection with the synthetic options strategy and synthetic covered call options strategy.

The Fund is deemed to be concentrated because it holds more than 25% of its net assets in investments that provide exposure to the silver industry.

Silver ETPs

Silver ETPs are funds that track the price of silver by directly holding physical silver as their underlying asset. Silver ETPs seek to provide the performance of the price of silver before the payment of fees and expenses. The price of a Silver ETP fluctuates with the price of silver. The shares of the Silver ETPs are listed, traded and cleared on regulated U.S. exchanges. Silver ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) and are passively managed investment vehicles.

The Fund gains indirect exposure to the Silver ETPs by investing up to 25% of its total assets (measured at the time of investment) in a wholly owned and controlled foreign subsidiary of the Fund organized under the laws of the Cayman Islands, called the NEOS Silver High Income Portfolio CFC (the “Cayman Subsidiary”), consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Fund may also hold shares of the Silver ETPs directly, consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies (e.g., at least 90% of the Fund’s income must be “qualifying income”).

Cayman Subsidiary

The Fund may invest up to 25% of its total assets (measured at the time of investment) in the Cayman Subsidiary, consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Cayman Subsidiary is advised by NEOS Investment Management, LLC, which is also the investment adviser for the Fund. Unlike the Fund, the Cayman Subsidiary may directly invest without limitation in Silver ETPs; however, the Cayman Subsidiary will comply with the same derivatives rule requirements under the Investment Company Act of 1940, as amended (“1940 Act”), when viewed on a consolidated basis with the Fund, with respect to its investments in derivatives and leverage; and also complies with the provisions of Section 15 of the 1940 Act (regarding investment advisory contract approvals).

Options on Silver ETPs

There are two parts to the Silver ETP options strategy: (1) utilizing a “synthetic strategy” to gain exposure to silver, and (2) writing (selling) call options on the Silver ETPs to generate high monthly income for the Fund.

To implement the synthetic options strategy and synthetic covered call strategy discussed above, the Fund invests in traditional exchange-traded options and/or FLexible EXchange® options (“FLEX Options”) that utilize a Silver ETP as the reference asset. The Fund will only invest in options contracts including FLEX Options that are listed, traded and cleared on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. It is anticipated that the Fund will invest primarily in FLEX Options.

When the Fund sells (writes) a call option, it creates a contract between the option writer (the Fund) and the option buyer (counterparty). The writer of the call option receives an amount (premium) for writing the option. The contract provides the counterparty with the right to buy the reference asset (here, the Silver ETPs) for a pre-specified price (strike price) by a pre-specified date (expiration date). However, no obligation is created for the counterparty, who is not forced to buy the reference asset (exercising the option) by the expiration date. If the price of the reference asset is greater than the strike price at the expiration date, the counterparty will exercise their option. This obligates the writer to sell the reference asset to the counterparty (buyer) at the pre-specified price, which will be at a price below the market price, resulting in a loss for the writer and an equivalent profit for the holder. If the price of the reference asset is lower than or equal to the strike price at the expiration date, the counterparty (buyer) will not exercise its option. It will expire as worthless, which results in a profit for the writer and an equivalent loss for the holder.

Synthetic Options Strategy

The Fund seeks to track the price of silver by creating synthetic exposure to Silver ETPs through the combination of purchasing call options and selling put options generally at the same strike price with the same expiration. This combination “synthetically” creates the upside and downside participation in the price returns of the Silver ETPs. The Fund will primarily gain exposure to increases in value experienced by the Silver ETPs through the purchase of call options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in value experienced by the Silver ETPs through the sale of put options. As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased call and sold put options generally provide exposure to price returns of the Silver ETPs both on the upside and downside.

Synthetic Covered Call Strategy

The Fund seeks to provide high monthly income by selling (writing) call options on Silver ETPs. In a traditional covered call strategy, an investor (such as the Fund) writes a call option on a security it owns. The Fund uses options contracts that use a Silver ETP as the reference asset. This distinction causes the Fund’s strategy to be commonly referred to as a “synthetic covered call strategy” as opposed to a traditional covered call strategy, because the Fund primarily has synthetic exposure to the Silver ETPs. The Fund’s writing (selling) of call options on the Silver ETPs when executing the synthetic covered call strategy will limit the Fund’s ability to participate in increases in value of silver beyond a certain point. If the share price of the reference Silver ETP increases, the synthetic long exposure and Silver ETPs would allow the Fund to experience similar percentage gains. However, if the Silver ETP’s share price appreciates in value beyond the strike price of one or more of the call option contracts that the Fund has written to generate income, the Fund will lose money on those written call positions, and the losses will, in turn, limit the upside return of the synthetic long exposure and Silver ETPs. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure, Silver ETPs and the call options written on the Silver ETPs) will limit the Fund’s participation in gains of silver beyond a certain point. This strategy effectively converts a portion of the potential upside of the price return growth of a Silver ETPs into current income. It is expected that the call options written by the Fund will generally have expirations of approximately one month and will be held to or close to expiration. The options that are not held to expiration will be replaced by similar options that have a later expiration.

The Adviser utilizes a proprietary, rules-based, systematic model to manage the Fund’s options positions. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses due to the movement of the Silver ETPs.

Collateral

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury, as collateral. To the extent that the Fund directly invests in Silver ETPs (i.e., not through the Cayman Subsidiary), the Silver ETPs may also be eligible to be used as collateral.

In addition, the Fund may seek to take advantage of tax loss harvesting opportunities by taking investment losses from the Silver ETPs positions to offset realized taxable gains of the Silver ETPs.

The Fund does not invest in silver directly.

The Fund is non-diversified.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Silver ETPs and/or options on the Silver ETPs. For purposes of the fund’s name policy, the value of such derivative instruments shall be valued at their notional value.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Silver Risk. The price of silver may be volatile and derivative contracts linked to silver may be highly sensitive to the price of silver. The price of silver can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Silver prices may be influenced by the fact that physical silver has sales commission, storage, insurance, and auditing expenses, which may tend to reduce trading and liquidity.

Silver Tax Risk. By investing in Silver ETPs indirectly through the Cayman Subsidiary, the Fund will obtain exposure to silver within the federal tax requirements that apply to the Fund. However, because the Cayman Subsidiary is a controlled foreign corporation organized under the laws of the Cayman Islands, any income received by the Fund from its investments in the Cayman Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

A direct investment by the Fund in a Silver ETP will generally be treated as a direct investment in silver for U.S. federal income tax purposes. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) requires, among other things, that at least 90% of the Fund’s income be “qualifying income.” Although the income from a direct investment in Silver ETPs is not treated as qualifying income, the income generated from the Fund’s options on the Silver ETPs is considered qualifying income because the Silver ETPs are securities for purposes of Section 851(b)(2) of the Code.

To the extent the IRS disagrees with this view, then the Fund may fail to qualify as a RIC under the Code. If, in any year, the Fund fails to qualify as a RIC and was ineligible to or was not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation and subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “Options Risk” and “Derivatives Risk” below for additional risks regarding the Fund’s options strategy.

Exchange Traded Product (ETP) Risk. The Fund invests in Silver ETPs. Through its positions in Silver ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a Silver ETP could decrease. The Silver ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act. Additionally, the Silver ETPs are not commodity pools for purposes of the Commodities Exchange Act (“CEA”) and the service providers are not subject to regulation by the Commodities Futures Exchange Commission as a Commodity Pool Operator (“CPO”) or Commodity Trading Adviser in connection with the shares of the Silver ETPs and, therefore, shareholders do not have the protections provided to investors in CEA regulated instruments or CPOs. When the Fund invests in a Silver ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Silver ETP’s expenses (including operating costs and management fees).

There is also a risk that a Silver ETP’s physical silver held by its custodian could be lost, damaged, or stolen. A Silver ETP’s access to its physical silver could be restricted by natural events (such as earthquakes) or human actions (such as a terrorist attack). This would adversely impact the operations of the Silver ETPs and thus, the Fund’s investments in the Silver ETPs.

Options Risk. There are risks associated with the sale and purchase of options on Silver ETPs. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited.

Derivatives Risk. Options are derivative investments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Concentration Risk. Because the Fund invests more than 25% of its assets in the silver industry, the Fund’s net asset value may fluctuate more than that of a fund that does not concentrate in the silver industry.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Exchange Traded Funds (“ETFs”) Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Additionally, purchases and redemptions of creation units primarily with cash rather than through in-kind delivery of portfolio securities may cause the Fund to incur certain costs, including brokerage costs or taxable gains or losses that it might not have incurred if it made a redemption in-kind, and therefore decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an AP.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities that serve as collateral to transactions involving options will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter- term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

FLEX Options Risk. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed and trade on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

Leverage Risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Options trading involves a degree of leverage and as a result, a relatively small price movement in instruments may result in immediate and substantial losses to the Fund.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on financial markets worldwide.

New Fund Risk. The Fund is new and does not have shares outstanding as of the date of this Prospectus. If the Fund does not grow large in size once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for greater volatility than a diversified fund.

Rolling Options Contract Risk. The Fund’s investments in options are subject to risks related to rolling. Rolling occurs when the Fund closes out of an options contract as it nears its expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold options through expiration, but instead intends to “roll” its positions. When the market for these options is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher option prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for options contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher options prices for shorter expiration options contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. The use of derivatives, such as call options, may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Cayman Subsidiary is intended to provide exposure to silver in a manner that is consistent with the “qualifying income” requirement applicable to RICs. The Internal Revenue Service (“IRS”) has ceased issuing private letter rulings regarding whether the use of subsidiaries by investment companies to invest in certain instruments constitutes qualifying income. If the IRS determines that this source of income is not “qualifying income,” the Fund may cease to qualify as a RIC because the Fund has not received a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareholders on such income when distributed as an ordinary dividend.

Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Cayman Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investment in the Cayman Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

U.S. Government Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third- party service providers.

Wholly-Owned Cayman Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Cayman Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Cayman Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Unlike the Fund, the Cayman Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. The Fund’s investment in the Cayman Subsidiary is intended to provide the Fund with exposure to Silver ETPs in accordance with applicable rules and regulations. The Fund, by investing in the Cayman Subsidiary when viewed together with the Fund, will operate as though it is subject to the protections offered to investors in registered investment companies with respect to Sections 8 and 18 of the 1940 Act (regarding investment policies, capital structure and leverage), Section 15 of the 1940 Act (regarding investment advisory contract approvals) and Section 17 of the 1940 Act (regarding affiliated transactions and custody). The Fund wholly owns and controls the Cayman Subsidiary, and the Fund and Cayman Subsidiary are both managed by the Adviser. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Cayman Subsidiary, and the Fund’s role as the sole shareholder of the Cayman Subsidiary. Also, the Adviser in managing the Cayman Subsidiary’s investment portfolio, is subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, when viewed on a consolidated basis.

Taxation Risk. By investing in Silver ETPs indirectly through the Cayman Subsidiary, the Fund will obtain exposure to these securities within the federal tax requirements that apply to the Fund. However, because the Cayman Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Exceeding this amount may have tax consequences. In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund expects to gain exposure to silver and generate qualifying income by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The Fund may, however, exceed this amount from time to time inadvertently or if the Adviser believes doing so is in the best interests of the Fund, provided, however, that the Fund intends to continue to comply with the asset diversification test applicable to RICs. If the Fund’s investments in the Cayman Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund may no longer be eligible to be treated as a RIC. The Adviser will carefully monitor the Fund’s investments in the Cayman Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Cayman Subsidiary at the end of each tax quarter. There are no assurances that the IRS will agree with the Fund’s calculation under the asset diversification test which could cause the Fund to fail to qualify as a RIC. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Performance

The Fund is new, and therefore, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by visiting the Fund’s website at www.Neosfunds.com or by calling (866) 498-5677.

Management

Investment Adviser

NEOS Investment Management, LLC (the “Adviser”)

Portfolio Managers

Garrett Paolella, Managing Partner and Portfolio Manager of the Adviser

Troy Cates, Managing Partner and Portfolio Manager of the Adviser

Purchase and Sale of Fund Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more information, visit www.neosfunds.com or call (866) 498-5677.